Exhibit 10.137

20850497.7
10-30-15

SIXTH MODIFICATION AGREEMENT

THIS SIXTH MODIFICATION AGREEMENT (this “Agreement”) dated as of October 30, 2015 (the “Agreement Date”), is entered into by and among LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company (the “Borrower”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“AdCare”), LITTLE ROCK HC&R NURSING, LLC, a Georgia limited liability company (the “Operator”) (AdCare and the Operator being sometimes referred to herein collectively as the “Guarantors”) (the Borrower and the Guarantors being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).
RECITALS

A.    The Borrower/Guarantor Parties and Lender heretofore entered into the following documents:
(i)    Loan Agreement dated as of March 30, 2012 (the “Loan Agreement”), by and among the Borrower, Northridge HC&R Property Holdings, LLC, a Georgia limited liability company (“Northridge”), Woodland Hills HC Property Holdings, LLC, a Georgia limited liability company (“Woodland”) and the Lender. Northridge and Woodland were released from their respective obligations under the Loan Agreement and the other Documents pursuant to the “Second Modification” (as defined below).
(ii)    Promissory Note A dated March 30, 2012 (the “Note”), from the Borrower to the Lender in the principal amount of $13,664,956, which, along with Note B and Note C described below, replaced the Promissory Note dated March 30, 2012 (the “Original Note”), from the Borrower, Northridge and Woodland to the Lender in the principal amount of $21,800,000.
(iii)    Promissory Note B dated March 30, 2012 (“Note B”), from Northridge to the Lender in the principal amount of $4,507,038, which, along with the Note and Note C described below, replaced the Original Note, and which Note B was repaid in full pursuant to the Second Modification.
(iv)    Promissory Note C dated March 30, 2012 (“Note C”), from Woodlands to the Lender in the principal amount of $3,628,006, which, along with the Note and Note B, replaced the Original Note, and which Note C was repaid in full pursuant to the Second Modification.
(v)    Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (the “Mortgage”), by the Borrower to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019925.
(vi)    Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 2”), by Northridge to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019978, and which Mortgage 2 was released pursuant to the Second Modification.
(vii)    Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of April 1, 2012 (“Mortgage 3”), by Woodlands to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019971, and which Mortgage 3 was released pursuant to the Second Modification.
(viii)    Absolute Assignment of Rents and Leases dated as of April 1, 2012 (the “Assignment of Rents”), by the Borrower to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019926.
(ix)    Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 2”), by Northridge to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019979, and which Assignment of Rents 2 was released pursuant to the Second Modification.
(x)    Absolute Assignment of Rents and Leases dated as of April 1, 2012 (“Assignment of Rents 3”), by Woodlands to and for the benefit of the Lender, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on April 5, 2012, as Document No. 2012019972, and which Assignment of Rents 3 was released pursuant to the Second Modification.
(xi)    Environmental Indemnity Agreement dated as of March 30, 2012 (the “Indemnity Agreement”), by the Borrower, AdCare, Northridge, Woodlands, the Guarantors, Northridge HC&R Nursing, LLC, a Georgia limited liability company (the “Northridge Operator”), and Woodland Hills HC Nursing, LLC, a Georgia limited liability company (the “Woodland Operator”), to and for the benefit of the Lender, with the Northridge, Woodland, the Northridge Operator and the Woodland Operator being released from their respective obligations under the Indemnity Agreement pursuant to the Second Modification.
(xii)    Guaranty of Payment and Performance dated as of March 30, 2012 (the “Guaranty”), by the Guarantors, the Northridge Operator and the Woodlands Operator to and for the benefit of the Lender, with the Northridge Operator and the Woodland Operator being released from their respective obligations under the Guaranty pursuant to the Second Modification.

B.    The Loan Agreement, the Note, the Mortgage, the Assignment of Rents, the Indemnity Agreement and the Guaranty are referred to herein as the “Documents”.
C.    The Documents were previously modified and amended by the following documents (the “Previous Modifications”): (i) the Modification Agreement dated as of June 15, 2012, but effective as of March 30, 2012, by and among the Borrower/Guarantor Parties, the Lender and other parties, recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on June 22, 2012, as Document No. 2012038003; (ii) the Second Modification Agreement dated as of December 28, 2012 (the “Second Modification”), by and among the Borrower/Guarantor Parties and the Lender, a Memorandum of which Second Modification Agreement was recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on January 4, 2013, as Document No. 2013001265; (iii) the Third Modification Agreement dated as of June 26, 2013, by and among the Borrower/Guarantor Parties and the Lender; (iv) the Fourth Modification Agreement dated as of November 8, 2013 (the “Fourth Modification”), by and among the Borrower/Guarantor Parties and the Lender, a Memorandum of which Fourth Modification Agreement was recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on November 12, 2013, as Document No. 2013081444; and (v) the Fifth Modification Agreement dated as of May 1, 2015 (the “Fifth Modification”), by and among the Borrower/Guarantor Parties and the Lender, a Memorandum of which Fifth Modification Agreement was recorded in the Official Records of Larry Crane, Pulaski County Circuit/County Clerk, on May 11, 2015, as Document No. 2015027758.
D.    The Documents, as modified and amended by the Previous Modifications, encumber the real estate described in Exhibit A attached hereto and the personal property located thereon.
E.    The parties desire to make certain modifications and amendments to the Documents, as modified and amended by the Previous Modifications, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.
AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Section 1.    Recitals Part of Agreement; Defined Terms; References to Documents.
(a)    The foregoing Recitals are hereby incorporated into and made a part of this Agreement.
(b)    The following capitalized terms shall have the following meanings in this Agreement:
ARK 3 Owner or ARK 3 Owners: One or more of APH&R Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, and Woodland Hills HC Property Holdings, LLC, each a Georgia limited liability company.

ARK 3 Owner Loan Agreement: The Loan Agreement dated as of February 25, 2015, by and among the ARK 3 Owners and the Lender, as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
ARK 3 Owner Loan Documents: The ARK 3 Owner Loan Agreement and the other Loan Documents, as defined in said Loan Agreement, and all other documents at any time evidencing or securing any indebtedness outstanding under any of the foregoing, and all as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Benton Owners: Benton Property Holdings, LLC, Park Heritage Property Holdings, LLC, and Valley River Property Holdings, LLC, each a Georgia limited liability company.
Benton Owner Loan Agreement: The Loan Agreement dated as of September 1, 2011, by and among the Benton Owners and Lender, as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Benton Owner Loan Documents: The Benton Owner Loan Agreement and the other Loan Documents, as defined in said Loan Agreement, and all other documents at any time evidencing or securing any indebtedness outstanding under any of the foregoing, and all as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
(c)    All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.
(d)    Except as otherwise stated herein, all references in this Agreement to any one or more of the Documents shall be deemed to include the previous modifications and amendments to the Documents provided for in the Previous Modifications, whether or not express reference is made to such previous modifications and amendments.
Section 2.    Limited Waivers of Financial Covenant Compliance. The parties hereby acknowledge and agree that (i) compliance with the requirements of Section 7.16 (Minimum Combined EBITDAR of Operators) of the Loan Agreement as modified and amended by the Previous Modifications prior to the Fifth Modification (the “Minimum EBITDAR Covenant - Operators”) was not achieved for the fiscal quarter ending March 31, 2015, and (ii) compliance with the requirements of Section 7.16 (Minimum EBITDAR of New Operator) of the Loan Agreement as modified and amended by the Fifth Modification (the “Minimum EBITDAR Covenant - New Operator”) was not achieved for the fiscal quarter ending June 30, 2015, and (iii) compliance with the requirements of Section 7.14 (Minimum Fixed Charge Ratio of Borrower) of the Loan Agreement as modified and amended by the Fifth Modification (the “Minimum FCCR Covenant - Borrower”) was not achieved for the fiscal quarter ending June 30, 2015. In addition, the parties hereby acknowledge and agree that in consideration of the additional cash collateral deposits described in Section 3 of this Agreement, the Lender heretofore waived compliance with the Minimum EBITDAR Covenant - Operators for the fiscal quarter ending March 31, 2015 (the

“3/31/15 Waiver”). The Lender hereby waives compliance with the Minimum EBITDAR Covenant - New Operator and the Minimum FCCR Covenant - Borrower, in each case for the fiscal quarter ending June 30, 2015 (the “6/30/15 Waivers”). The Lender does not waive compliance with the Minimum EBITDAR Covenant - New Operator or the Minimum FCCR Covenant - Borrower for any fiscal quarter after the fiscal quarter ending June 30, 2015.
Section 3.    AdCare Collateral Account; Changes in Debt Service Reserve Account Provisions.
(a)    The Collateral Account established and maintained pursuant to Section 3.4 of the ARK 3 Owner Loan Agreement (the “Collateral Account”) is Account No. 3294816 at the Lender, which was established and is maintained in the name of AdCare. It is a condition of this Agreement and the Loan that the Collateral Account shall continue to be maintained in the name of AdCare. Pursuant to the Modification Agreement of even date herewith by and among the ARK 3 Owners, AdCare and the Lender (the “ARK 3 Modification”), AdCare pledges and assigns to the Lender, and grants to the Lender a first lien on and a first priority security interest in the Collateral Account, all cash and investments from time to time on deposit in the Collateral Account, and all proceeds of all of the foregoing. Pursuant to the ARK 3 Owner Loan Agreement and the Benton Owner Loan Agreement, immediately prior to the execution and delivery of this Agreement, the Cash Collateral Account is held as additional security for (i) the payment and performance of all of the obligations of ARK 3 Owners under the ARK 3 Owner Loan Agreement and the other ARK 3 Owner Loan Documents, and (ii) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents.
(b)    In consideration of the 3/31/15 Waiver and the Lender’s limited waiver of non-compliance with certain financial covenants in the ARK 3 Owner Loan Agreement and the Benton Owner Loan Agreement for the fiscal quarter ended March 31, 2015, the ARK 3 Owners and the Benton Owners deposited an additional $1,400,000 into the Collateral Account, and the Borrower deposited an additional $1,200,000 into the Debt Service Reserve Account established by the Fourth Modification, which is Account No. 3175210 at the Lender. The parties acknowledge and agree that as of the Agreement Date, the amount on deposit in the Collateral Account is $3,400,483, and the amount on deposit in the Debt Service Reserve Account is $2,142,934. In addition, in consideration of the 3/31/15 Waiver, the Borrower/Guarantor Parties agreed to establish the Excess Rent Account - Little Rock provided for in Section 4 of this Agreement.
(c)    The parties to the Documents, the ARK 3 Owner Loan Documents and the Benton Owner Loan Documents have agreed that in consideration of the 6/30/15 Waivers and the Lender’s limited waiver of non-compliance with certain financial covenants in the ARK 3 Owner Loan Agreement and the Benton Owner Loan Agreement for the fiscal quarter ended June 30, 2015, the Documents, the ARK 3 Owner Loan Documents and the Benton Owner Loan Documents shall be modified and amended, pursuant to this Agreement, the ARK 3 Modification and the Second Modification Agreement dated as of even date herewith by and among the Benton Owners, AdCare, the Benton ADK Operators (as defined in the Benton Owner Loan Agreement) and the Lender (the “Benton Second Modification”) --

(i)    to provide that from and after October 30, 2015, the Debt Service Reserve Account shall also be known as the “Additional Collateral Account”;
(ii)    to provide that both the Collateral Account and the Additional Collateral Account shall be held as additional security for (A) the payment and performance of all of the obligations of the Borrower under the Loan Agreement and the other Documents, (B) the payment and performance of all of the obligations of the ARK 3 Owners under the ARK 3 Owner Loan Agreement and the other ARK 3 Owner Loan Documents, and (C) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents; and
(ii)    to revise the release provisions related to the Collateral Account and the Additional Collateral Account.
It is a condition of this Agreement and the Loan that the ARK 3 Modification and the Benton Second Modification be executed and delivered to the Lender simultaneously with the execution and delivery of this Agreement.
(d)    In order to provide for the modification and amendment of the Documents as described in paragraph (c) of this Section and in connection with the modification and amendment of the Documents as provided in Section 4 of this Agreement --
(i)    Effective as of the Agreement Date, the following defined terms are hereby added to Section 1.1 of the Loan Agreement, in alphabetical order with the existing defined terms therein:
Additional Collateral Account: The Debt Service Reserve Account, which is Account No. 3175210 at the Lender, established by Section 3.7 of this Agreement and renamed the Additional Collateral Account pursuant to the Sixth Modification Agreement dated as of October 30, 2015, by and among Borrower, AdCare, Operator 1 and Lender.
ARK 3 Operators: The Aria Operators (as defined in the ARK 3 Owner Loan Agreement).
ARK 3 Owners: APH&R Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, and Woodland Hills HC Property Holdings, LLC, each a Georgia limited liability company.
ARK 3 Owner Loan Agreement: The Loan Agreement dated as of February 25, 2015, by and among the ARK 3 Owners and the Lender, as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
ARK 3 Owner Loan Documents: The ARK 3 Owner Loan Agreement and the other Loan Documents, as defined in said Loan Agreement, and all other documents at any time evidencing or securing any indebtedness outstanding under any of the foregoing, and all as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Benton ADK Operators: Benton Nursing, LLC, Park Heritage Nursing, LLC, and Valley River Nursing, LLC, each a Georgia limited liability company.
Benton Facility 3 Transition: The Facility 3 Transition (as defined in the Benton Owner Loan Agreement).
Benton Operators: Highlands of Rogers Dixieland, LLC, a Delaware limited liability company, and Valley River Nursing, LLC, a Georgia limited liability company (or, after the Benton Facility 3 Transition, Highlands of Fort Smith, LLC, a Delaware limited liability company).
Benton Owners: Benton Property Holdings, LLC, Park Heritage Property Holdings, LLC, and Valley River Property Holdings, LLC, each a Georgia limited liability company.
Benton Owner Loan Agreement: The Loan Agreement dated as of September 1, 2011, by and among the Benton Owners and Lender, as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Benton Owner Loan Documents: The Benton Owner Loan Agreement and the other Loan Documents, as defined in said Loan Agreement, and all other documents at any time evidencing or securing any indebtedness outstanding under any of the foregoing, and all as heretofore and hereafter modified, amended, restated, increased, renewed and extended.
Collateral Account: The account so designated that is provided for in Section 3.4 of the ARK 3 Owner Loan Agreement.
Excess Rent Account - Little Rock: The account so designated that is provided for in Section 3.8 of this Agreement.
(ii)    Section 3.7 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the Agreement Date, with existing Section 3.7 of the Loan Agreement, to remain in effect for periods prior to the Agreement Date:
3.7    Additional Collateral Account; Collateral Account.
(a)    Borrower shall establish and maintain a cash collateral account in the name of Borrower held by Lender to be known as the “Debt Service Reserve Account,” and from and after October 30, 2015, also known as the “Additional Collateral Account,” which shall be Account No. 3175210, a blocked, interest bearing money market account at Lender. From and after October 30, 2015, the amount of the Additional Collateral Account shall be $2,142,934, and Borrower shall cause the sum of $2,142,934 to be on deposit in the Additional Collateral Account as of October 30, 2015. Earnings on investments of amounts in the Additional Collateral Account shall be added to the Additional Collateral Account. The Additional Collateral Account shall be held as additional security for (i) the payment and performance of all of the obligations of Borrower under this Agreement and the other Loan Documents, (ii) the payment and performance of all of the obligations of the ARK 3 Owners under the ARK 3 Owner Loan Agreement and the other ARK 3 Owner Loan Documents, and (iii) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents. Borrower hereby pledges and assigns to Lender, and grants to Lender a first lien on and a first priority security interest in, the Debt Service Reserve Account (also known as the Additional Collateral Account), all cash and investments from time to time on deposit in the Debt Service Reserve Account (also known as the Additional Collateral Account), and all proceeds of all of the foregoing.
(b)    From and after October 30, 2015, the Collateral Account shall also be held as additional security for (i) the payment and performance of all of the obligations of Borrower under this Agreement and the other Loan Documents, (ii) the payment and performance of all of the obligations of the ARK 3 Owners under the ARK 3 Owner Loan Agreement and the other ARK 3 Owner Loan Documents, and (iii) the payment and performance of all of the obligations of the Benton Owners under the Benton Owner Loan Agreement and the other Benton Owner Loan Documents.
(c)    All amounts on deposit in the Additional Collateral Account and the Collateral Account shall be released by Lender to Borrower, the ARK 3 Owners and the Benton Owners at such time, and only at such time, as all of the principal of and interest on the Loan, the “Loan” (as defined in the ARK 3 Owner Loan Agreement) and the “Loan” (as defined in the Benton Owner Loan Agreement) have been paid in full and all of the other obligations to Lender under this Agreement and the other Loan Documents, the ARK 3 Owner Loan Agreement and the other ARK 3 Owner Loan Documents, and the Benton Owner Loan Agreement and the other Benton Owner Loan Documents have been fully paid and performed, subject to earlier release as provided in paragraphs (d), (e) and (f) below.
(d)    Notwithstanding the provisions of paragraph (c) of this Section, $1,500,000 of the total, aggregate amount on deposit in the Additional Collateral Account and the Collateral Account shall be released by Lender to Borrower, the ARK 3 Owners and the Benton Owners upon the written request of Borrower to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, the ARK 3 Owner Loan Agreement or any of the other ARK 3 Owner Loan Documents, or the

Benton Owner Loan Agreement or any of the other Benton Owner Loan Documents.
(ii)    For any two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for the ARK 3 Operators is not less than $495,000, as determined based on financial statements of the ARK 3 Operators which have been delivered to Lender as required by Section 7.4(a) of the ARK 3 Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the ARK 3 Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the ARK 3 Operators.
(iii)    For any two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for the Benton Operators is not less than $265,000, as determined based on financial statements of the Benton Operators which have been delivered to Lender as required by Section 7.4(a) of the Benton Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Benton Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Benton Operators.
(iv)    For each of two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for New Operator shall be not less than $450,000, determined based on financial statements of New Operator delivered to Lender in accordance with Section 7.4(a) of the this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for New Operator.
(e)    Notwithstanding the provisions of paragraph (c) of this Section, $1,500,000 of the total, aggregate amount on deposit in the Additional Collateral Account and the Collateral Account shall be released by Lender to Borrower, the ARK 3 Owners and the Benton Owners upon the written request of Borrower to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, the ARK 3 Owner Loan Agreement or any of the other ARK 3 Owner Loan Documents, or the Benton Owner Loan Agreement or any of the other Benton Owner Loan Documents.
(ii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(d)(ii) above is satisfied, the EBITDAR/Management Fee Adjusted for the ARK 3 Operators is not less than $495,000, as determined based on financial statements of the

ARK 3 Operators which have been delivered to Lender as required by Section 7.4(a) of the ARK 3 Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the ARK 3 Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the ARK 3 Operators.
(iii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(d)(iii) above is satisfied, the EBITDAR/Management Fee Adjusted for the Benton Operators is not less than $265,000, as determined based on financial statements of the Benton Operators which have been delivered to Lender as required by Section 7.4(a) of the Benton Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Benton Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Benton Operators.
(iv)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(d)(iv) above is satisfied, the EBITDAR/Management Fee Adjusted for New Operator shall be not less than $450,000, determined based on financial statements of New Operator delivered to Lender in accordance with Section 7.4(a) of the this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for New Operator.
(f)    Notwithstanding the provisions of paragraph (c) of this Section, the entire remainder of the total, aggregate amount on deposit in the Additional Collateral Account and the Collateral Account shall be released by Lender to Borrower, the ARK 3 Owners and the Benton Owners upon the written request of Borrower to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents, the ARK 3 Owner Loan Agreement or any of the other ARK 3 Owner Loan Documents, or the Benton Owner Loan Agreement or any of the other Benton Owner Loan Documents.
(ii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(e)(ii) above is satisfied, the EBITDAR/Management Fee Adjusted for the ARK 3 Operators is not less than $495,000, as determined based on financial statements of the ARK 3 Operators which have been delivered to Lender as required by Section 7.4(a) of the ARK 3 Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the ARK 3 Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the ARK 3 Operators.

(iii)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(e)(iii) above is satisfied, the EBITDAR/Management Fee Adjusted for the Benton Operators is not less than $265,000, as determined based on financial statements of the Benton Operators which have been delivered to Lender as required by Section 7.4(a) of the Benton Owner Loan Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of the Benton Owner Loan Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for the Benton Operators.
(iv)    For any two consecutive fiscal quarters ending after the fiscal quarters for which the condition set forth in Section 3.4(e)(iv) above is satisfied, the EBITDAR/Management Fee Adjusted for New Operator shall be not less than $450,000, determined based on financial statements of New Operator delivered to Lender in accordance with Section 7.4(a) of the this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for New Operator.
Section 4.    Excess Rent Account - Little Rock.
(a)    The following new Section 3.8 is hereby added to the Loan Agreement effective as of the Agreement Date:
3.8    Excess Rent Account - Little Rock.
(a)    On or prior to October 30, 2015, Borrower shall cause to be established and shall maintain at all times thereafter a collateral account held by Lender in the name of Borrower (the “Excess Rent Account - Little Rock”), which shall be Account No. 2421836, a blocked, interest bearing money market account at Lender. Earnings on investments of amounts in the Excess Rent Account - Little Rock shall be added to the Excess Rent Account - Little Rock. The Excess Rent Account - Little Rock shall be held as additional security for the payment and performance of all of the obligations of Borrower under the Loan Agreement and the other Loan Documents, and Borrower hereby pledges and assigns to Lender, and grants to Lender a first lien on and a first priority security interest in the Excess Rent Account - Little Rock, all cash and investments from time to time on deposit in the Excess Rent Account - Little Rock, and all proceeds of all of the foregoing. For the avoidance of doubt, the Excess Rent Account - Little Roc shall be held as additional security for the Loan only, as described above in this paragraph, and not as additional security for the loans evidenced and secured by the ARK 3 Owner Loan Documents and the Benton Owner Loan Documents.
(b)    Not later than November 10, 2015, Borrower shall deposit into the Excess Rent Account - Little Rock an amount equal to the Excess Rent, if any, for the month of September, 2015, as set forth in the covenant calculation certificate required to be furnished to the Lender pursuant to Section 7.4(a)(ix) of this Agreement. Within 10 days after the end of each calendar month commencing with the month of October, 2015, Borrower shall deposit into the Excess Rent Account - Little Rock an amount equal to the Excess Rent, if any, for such month, as set forth in the covenant calculation certificate required to be furnished to the Lender pursuant to Section 7.4(a)(x) of this Agreement. For purposes of this Agreement, the following terms shall have the following respective meanings:
“Debt Service” means, for any calendar month, principal and interest paid on the Loan during such month.
“Excess Rent” means, for any calendar month, Income for such month minus Expenses and Debt Service for such quarter.
“Expenses” means, for any calendar month, the operating expenses of the Projects paid by Borrower during such month, including but not limited to real estate taxes, utilities, common area maintenance and insurance, but not including depreciation, amortization, Debt Service, management fees, or any operating expenses paid directly by Operator or New Operator; all as determined on a cash basis in accordance with customary real estate accounting practices consistently applied.
“Income” means, for any calendar month, all income of Borrower under the Lease for such month, including rental payments by Operator and payments by Operator as payment or reimbursement of operating expenses, but excluding payments of security and other tenant deposits and prepaid rent; all as determined on a cash basis in accordance with customary real estate accounting practices consistently applied.
(c)    All amounts on deposit in the Excess Rent Account - Little Rock shall be released by Lender to Borrower at such time, and only at such time, as all of the principal of and interest on the Loan has been paid in full and all of the other obligations to Lender under this Agreement and the other Loan Documents have been fully paid and performed, subject to earlier release as provided in paragraph (d) below.
(d)    Notwithstanding the provisions of paragraph (c) of this Section, the entire amount on deposit in the Excess Rent Account - Little Rock shall be released by Lender to Borrowers upon the written request of Borrower to Lender if all of the following conditions are satisfied:
(i)    No Default or Event of Default has occurred and is continuing under this Agreement or any of the other Loan Documents.
(ii)    For any two consecutive fiscal quarters ending on or after June 30, 2015, the EBITDAR/Management Fee Adjusted for New Operator shall be not less than $450,000, determined based on financial statements of New Operator delivered to Lender in accordance with Section 7.4(a) of the this Agreement, and compliance certificates delivered to Lender in accordance with Section 7.4(a) of this Agreement containing a correct computation of such EBITDAR/Management Fee Adjusted for New Operator.
Section 5.    Change in Furnishing Information Provisions. The following new subparagraphs (x) and (xi) are hereby added to Section 7.4(a) of the Loan Agreement effective as of the Agreement Date:
(x)    Without the necessity of any request by Lender, as soon as available and in no event later than November 10, 2015, a duly completed covenant compliance certificate dated the date of such certificate and certified as true and correct by the appropriate officer of Borrower, containing a computation of Excess Rent for the month of September, 2015, as required by Section 3.8 of this Agreement.
(xi)    Without the necessity of any request by Lender, as soon as available and in no event later than 10 days after the end of each calendar month commencing with the month of October, 2015, a duly completed covenant compliance certificate dated the date of such certificate and certified as true and correct by the appropriate officer of Borrower, containing a computation of Excess Rent for such month, as required by Section 3.8 of this Agreement.
Section 6.    Change in Distribution Provisions. Section 7.11(c) of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the Agreement Date, with the existing Section 7.11(c) of the Loan Agreement to continue to be effective for periods prior to the date of this Agreement:
(c)    Borrower shall not at any time make any Distribution which is in violation of any of the following provisions:
(i)    On and after October 30, 2015, Borrower shall not, directly or indirectly, at any time make any Distribution until such time as the conditions for the release of the entire remainder of the total, aggregate amount on deposit in the Additional Collateral Account and the Collateral Account which are provided for in Section 3.7(f) of this Agreement have been satisfied.
(ii)    If any Default or Event of Default shall occur and be continuing under this Agreement or any of the other Loan Documents, Borrower shall not, directly or indirectly, make any Distribution.
(iii)    Borrower shall not, directly or indirectly, at any time make any Distribution that would cause its cash and cash equivalents remaining after such Distribution to be less than an amount equal to the aggregate of (A) the total amount of the security and other deposits received by Borrower from tenants of its Project, (B) the total amount of accrued but unpaid real estate taxes on its Project, based on the last full year tax bill or bills received by Borrower, minus any amount held in a real estate tax escrow by Lender, and (C) a reasonable working capital reserve.
Section 7.    Lender Consent to Further Amendment of Sublease; Amendment to Loan Agreement Relating to Further Amendment of Sublease.
(a)    The Lender hereby consents to the further amendment of the Sublease pursuant to the Fourth Amendment to Sublease Agreement dated as of October 6, 2015, by and among the Borrower, the Operator and the New Operator.
(b)    In order to induce the Lender to grant the consent described in paragraph (a) of this Section, the Borrower and the Guarantors are entering into the agreements with the Lender which are provided for in this Agreement.
(c)    The defined term “Sublease” in Section 1.1 of the Loan Agreement is hereby modified and amended in its entirety to read as follows effective as of the Agreement Date, with the existing defined term “Sublease” to continue to be effective for periods prior to the Agreement Date:
Sublease: The Sublease Agreement dated as of January 16, 2015, by and among Borrower, Operator and New Operator, by which Operator subleased the Project to New Operator effective as of May 1, 2015, as amended by Amendments dated as of February 27, 2015, March 31, 2015, April 30, 2015 and October 6, 2015.
Section 8.    Condition to Agreements. It is a condition of this Agreement and the Loan that within 30 days after the Agreement Date, the Borrower shall obtain and deliver to the Lender a date down endorsement to the Title Insurance Policy for the Project encumbered by the Mortgage, dated on or after the date of the recording of the Memorandum of this Agreement, which endorsement shall show no new encumbrances other than those approved by the Lender and shall otherwise be in form and content acceptable to the Lender. The failure of this condition to be satisfied shall be an Event of Default under the Documents.
Section 9.    Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents or the Previous Modifications, if any. In order to induce Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:
(a)    Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the state of Arkansas, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.

(b)    AdCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(c)    Operator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and duly registered to transact business and in good standing in the state of Arkansas. Operator has full power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement and each of the Documents to which it is a party and to perform and consummate the transactions contemplated hereby and thereby.
(d)    Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement, the Documents and the Previous Modifications in the capacity shown in each signature block contained in this Agreement, the Documents and the Previous Modifications in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.
(e)    This Agreement, each of the Documents and the Previous Modifications have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement, each of the Documents and the Previous Modifications constitute a valid and legally binding obligation enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement, the Documents and the Previous Modifications and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.
(f)    The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party and the Previous Modifications, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents or the Previous Modifications.
(g)    There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement or any of the Documents or the Previous Modifications, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement or any of the Documents or the Previous Modifications, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.
(h)    The statements contained in the Recitals to this Agreement are true and correct.

Section 10.    Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as previously modified and amended by the Previous Modifications and as expressly modified and amended herein. In order to induce Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein; (ii) acknowledge and agree that Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by Lender of, the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as previously modified and amended by the Previous Modifications and as modified and amended by this Agreement. Electronic records of executed documents maintained by Lender shall be deemed to be originals thereof.
Section 11.    Certifications, Representations and Warranties. In order to induce Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to Lender that all certifications, representations and warranties contained in the Documents and the Previous Modifications and in all certificates heretofore delivered to Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.
Section 12.    Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.
Section 13.    Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.
Section 14.    Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 15.    Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
Section 16.    Construction.
(a)    The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.
(b)    References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.
(c)    The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.
(d)    Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
(e)    The Borrower/Guarantor Parties and Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.
Section 17.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by Lender shall be deemed to be an original.
Section 18.    Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement, except that insofar as this Agreement relates to a Document which by its terms is governed by the law of the State of Arkansas, this Agreement shall also be governed by the law of the State of Arkansas.
Section 19.    Waiver of Trial by Jury. THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER DOCUMENTS RELATING TO WAIVER OF TRIAL BY JURY SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LITTLE ROCK HC&R PROPERTY HOLDINGS, LLC

By	/s/ William McBride, III
William McBride III, Manager

ADCARE HEALTH SYSTEMS, INC.

By	/s/ William McBride, III
William McBride III, Chief Executive Officer

LITTLE ROCK HC&R NURSING, LLC

By	/s/ William McBride, III
William McBride III, Manager

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

EXHIBIT A

LEGAL DESCRIPTION

Commonly known as 5720 West Markham Street, Little Rock, Pulaski County, Arkansas, improved with a skilled nursing facility containing 154 beds, and known as Little Rock Healthcare and Rehab a/k/a West Markham Sub Acute and Rehabilitation Center and legally described as follows:

Lot 13, Except the South 25 feet thereof; the West 10 feet of the South 30 feet and the North 20 feet of Lot 9; the West 10 feet of Lots 10, 11 and the North one half of Lot 12, and all of Lots 8, 14, 15, 16, 17 and 18, all in Block 2 of Strong & Waters Addition to the City of Little Rock, Pulaski County, Arkansas. Also a strip of ground formerly platted as an alley being 15 feet wide and lying immediately East of and contiguous to the North one-half of Lots 13 and 14, 15, 16 and 17 and a 7.5 foot strip lying immediately East of and contiguous to Lot 18, all in Block 2, Strong & Waters Addition to the City of Little Rock, Pulaski County, Arkansas, which was closed by Ordinance No. 10,127, a certified copy of which is recorded in Book 600 at page 631 and Ordinance No, 11,645, a certified copy of which is recorded in Book 933 page 557, records of Pulaski County, Arkansas.

- AdCare Little Rock Owner Loan Sixth Modification Agreement -
- Signature Page -